[Image]     Scudder High Yield Bond Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     February 1, 1998

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     1. What Is The Fund's Objective?

     Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

     2. What Does The Fund Invest In?

     Under normal market conditions, the Fund invests at least 65% of its total assets in high yield, below investment-grade (i.e., rated Ba1 or below by Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's, or, if unrated, are of equivalent quality as determined by the Fund's investment adviser, Scudder Kemper Investments, Inc.) domestic debt securities. The Fund defines "domestic debt securities" as securities of companies domiciled in the U.S. or organized under the laws of the U.S. or for which the U.S. trading market is a primary market. The Fund can invest without limit in lower-quality domestic debt securities, sometimes referred to as "high yield" or "junk bonds". The Fund's adviser intends to focus investments in securities qualifying for a Ba or B rating from Moody's or a BB or B rating from S&P. The Fund invests primarily in medium- and long-term fixed-income securities.

     The Fund is designed as a long-term investment for investors able to bear credit, interest rate and other risks in exchange for the potential for high current income and capital appreciation. The Fund will typically invest in a variety of issuers and industries. Using a research-intensive security selection process, the adviser will focus primarily on the following types of high yield opportunities: young, growing companies with attractive business opportunities and positive credit trends; companies with stable to growing cash flows that have the ability to improve the strength of their balance sheets; established companies that may have experienced financial setbacks, but are displaying evidence of improving business trends; and securities judged to be undervalued. The adviser will rely on fundamental corporate credit analysis, incorporating proprietary credit screening tools.

     The Fund may also invest in a variety of other securities consistent with its investment objectives, including: convertible and preferred securities, U.S. Treasury and Agency bonds, Brady bonds, mortgage-backed and asset-backed securities, common stocks and warrants, securities issued by real estate investment trusts, bank loans, loan participations, dollar rolls, indexed securities and restricted securities, such as those acquired through private placements. The Fund may also invest in foreign securities, including foreign bonds issued in local currency and those issued in emerging markets.

     3. What Are The Risks Of Investing In The Fund?

     The Fund involves above-average bond fund risk. The Fund may invest without limit in debt securities rated below investment-grade (i.e., "junk bonds"). Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal, and generally involve a greater risk of default and more price volatility than securities in higher rating categories. The yields on high yield/high risk bonds will fluctuate over time. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions, including changes in interest rates, and changes in the financial condition of their issuers.

     In addition, investment in sovereign debt can involve a high degree of risk. Emerging market securities in which the Fund may invest can be more volatile and less liquid than securities in more developed markets. Foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, high rates of inflation, higher brokerage costs, fluctuating national interest rates, thinner trading markets, foreign taxes and movements in foreign currencies will affect the value of the Fund's holdings which determine the Fund's share price.

     The Fund's share price is likely to vary from day to day. You incur principal risk when you invest, because your shares, when sold, may be worth more or less than what you paid for them. Purchasers should carefully assess the risks associated with an investment in the Fund.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking a high level of current income and:

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in high yield/high risk bonds.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder High Yield Bond Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                None

       Commissions to Reinvest Dividends               None

       Redemption Fees payable to the Fund             1.00%*

       Exchange Fees payable to the Fund               1.00%*

       Annual Fund operating expenses (after expense maintenance) -- Estimated expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Until June 30, 1998, the Adviser and certain of its subsidiaries have agreed to waive and/or reimburse all of their fees payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.25% of average daily net assets. If the Adviser and its subsidiaries had not agreed to waive and reimburse all of their fees, annualized Fund expenses would have been: total operating expenses 1.75%, including 0.70% for management fees for the initial fiscal period ended February 28, 1997. It is estimated that annualized Fund expenses would be 1.24% and 0.70%, respectively, for the fiscal year ending February 28, 1998 if the Adviser and certain of its subsidiaries had not agreed to waive and/or reimburse all of their fees. For the Fund's initial fiscal period, the Adviser did not receive an investment management fee.

       Investment management fee (after waiver)        0.00%

       12b-1 fees                                      None

       Other expenses (after reimbursement)            0.25%
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       Total Fund operating expenses (after waiver     0.25%
       and reimbursement)                              =====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

             1 Year              3 Years

             $3                  $8

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     *Imposed only on redemptions or exchanges of shares held less than one year.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on June 28, 1996, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on December 31, 1997 was 9.32%.

                 THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

     BAR CHART TITLE:  Total Returns for years ended December 31:
     BAR CHART DATA:

                         1997      16.30%

                                           One Year    Life of Fund
     The Fund's Total Return for the       ------------------------
     period ended December 31, 1997          14.80%      16.30%

     If the adviser had not maintained the Fund's expenses, total return would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms. The Fund is managed by a team of Scudder Kemper investment professionals, who each play an important role in the Fund's management process.

     Kelly D. Babson, Lead Portfolio Manager, is a portfolio manager in Scudder's Global Bond Group, with 16 years experience in fixed-income investing including ten years of high yield portfolio management prior to joining Scudder.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail. There may be a 1% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year.

     10. When Are Distributions Made?

     The Fund typically makes capital gains distributions in November or December. Dividends from net investment income are declared daily and distributed monthly. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Perspectives
        o regular, informative reports about the performance of your Fund


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     [Image]Scudder Kemper wants you to make informed investment decisions.
     This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder